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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 7, 2002
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                                 DATE OF REPORT


                           PROBUSINESS SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                     000-22227               94-2976066
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(STATE OR OTHER JURISDICTION          (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NUMBER)


                                4125 HOPYARD ROAD
                              PLEASANTON, CA 94588
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (925) 737-3500
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

        On December 20, 2001, ProBusiness Services, Inc. (the "Company") announced a private placement of shares of common stock to existing investors, to be completed in two closings. In the first closing which took place on December 20, 2001, the Company sold 2,400,000 shares of the Company's common stock at a price of $15.00 per share. In the second closing, entities affiliated with General Atlantic Partners, LLC have committed to purchase, subject to receipt of regulatory clearance from The Nasdaq Stock Market, 1,333,334 shares of the Company's common stock at $15.00 per share. The second closing is expected to occur in the first quarter of calendar year 2002, if regulatory clearance is received. The Company has agreed to file a registration statement covering the resale of all shares sold in the private placement.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        99.1 Waiver and Amendment to the Amended and Restated Registration Rights Agreement dated as of December 20, 2001 by and among the Company, General Atlantic Partners 39, L.P., GAP Coinvestment Partners L.P., General Atlantic Partners 70, L.P.,GAP Coinvestment Partners II, L.P., GapStar, LLC, Thomas H. Sinton and the holders of a majority of the Company's registrable securities pursuant to the Amended Registration Rights Agreement.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2002                       PROBUSINESS SERVICES, INC.


                                            By: /s/ Thomas H. Sinton
                                                --------------------------------
                                                Thomas H. Sinton
                                                Chairman of the Board, President
                                                and Chief Executive Officer



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                                INDEX TO EXHIBITS

 EXHIBIT
  NUMBER                           DESCRIPTION
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   99.1      Waiver and Amendment to the Amended and Restated Registration
             Rights Agreement dated as of December 20, 2001 by and among the Company, General Atlantic Partners 39, L.P., GAP Coinvestment Partners L.P., General Atlantic Partners 70, L.P., GAP Coinvestment Partners II, L.P., GapStar, LLC, Thomas
             H. Sinton and the holders of a majority of the Company's registrable securities pursuant to the Amended Registration Rights Agreement.